Exhibit 99.1

Corporate Presentation JANUARY 2025 © 2025 Cabaletta Bio. All rights reserved.

Disclaimer The following presentation, including any printed or electronic copy of these slides, the talks given by the presenters, the information communicated during any delivery of the presentation and any question and answer session and any document or material distributed at or in connection with the presentation (collectively, the “Presentation”) has been prepared by Cabaletta Bio, Inc. (“we,” “us,” “our,” “Cabaletta” or the “Company”) and is made for informational purposes only. This Presentation does not purport to be a prospectus, to be complete or to contain all of the information you may desire. Statements contained herein are made as of the date of this Presentation unless stated otherwise, and this Presentation shall not under any circumstances create an implication that the information contained herein is correct as of any time after such date or that information will be updated or revised to reflect information that subsequently becomes available or changes occurring after the date hereof. This Presentation may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 relating to our business, operations, and financial conditions, and include, but are not limited to, express or implied statements regarding our current beliefs, expectations and assumptions regarding: our business, future plans and strategies for our CAAR T technology; our ability to grow our autoimmune-focused pipeline; the ability to capitalize on and potential benefits resulting from our research and translational insights; including those related to any similarly-designed constructs or dosing regimens; the anticipated market opportunities for rese-cel in patients with autoimmune diseases; the Company’s business plans and objectives; our expectations around the potential success and therapeutic and clinical benefits of rese-cel and our other product candidates, as well as our ability to successfully complete research and further development and commercialization of our drug candidates in current or future indications, including the timing and results of our clinical trials and our ability to conduct and complete clinical trials; expectation that clinical results will support rese-cel’s safety and activity profile; our plan to leverage increasing clinical data and a unique development program for rese-cel; the clinical significance of the clinical data read-out at upcoming medical or scientific meetings; our belief that rese-cel may enable achieving drug-free, durable meaningful clinical responses, through an immune reset; the Company’s advancement of separate Phase 1/2 clinical trials of rese-cel in patients with SLE, myositis, SSc and gMG and advancement of the RESET-PV and RESET-MS trials, including updates related to status, safety data, efficiency of clinical trial design and timing of data read-outs or otherwise; our ability to leverage our experience in autoimmune cell therapy; our ability to enroll the requisite number of patients, dose each dosing cohort in the intended manner, and advance the trial as planned in our Phase 1/2 clinical trials of rese-cel; the timing any planned regulatory filings for our development programs, including IND applications; the progress and results of our MusCAARTe Phase 1 trial, and impact around reported safety and clinical and translational data of cohorts from our MusCAARTe Phase 1 trial; Cabaletta’s advancement of the whole blood manufacturing program as a potential replacement for apheresis, as well as its potential alignment with FDA in connection thereto; expectation that clinical results will support rese-cel’s safety and activity profile; statements regarding the timing of regulatory filings and interactions with regulatory authorities, including such authorities’ review of safety information from our ongoing clinical trials and potential registrational pathway for rese-cel; our ability to successfully complete our preclinical and clinical studies for our product candidates, including our ability to enroll the requisite number of patients, dose each dosing cohort in the intended manner, and progress the trial; our ability to increase enrollment from our rapidly expanding clinical network in the RESET clinical trial program in the US and Europe; our ability to obtain and maintain regulatory approval of our product candidates, including our expectations regarding the intended incentives conferred by and ability to retain Fast Track Designations for our product candidates; our ability to accelerate our pipeline and to develop meaningful therapies for patients, including in collaboration with academic and industry partners and the ability to optimize such collaborations on our development programs; our ability to contract with third-party suppliers and manufacturers and retain such manufacturers, whether due to legislative action or otherwise; to implement an enhanced manufacturing process and further develop our internal manufacturing strategy, capabilities and facilities; our ability to execute our manufacturing strategy to enable expansion of clinical supply and efficiently scale commercial supply for rese-cel; our potential commercial opportunities, including value and addressable market, for our product candidates. Words such as, but not limited to, “look forward to,” “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “would,” “should” and “could,” and similar expressions or words, identify forward-looking statements. Various risks, uncertainties and assumptions could cause actual results to differ materially from those anticipated or implied in our forward-looking statements. Such risks and uncertainties include, but are not limited to, risks related to the success, cost, and timing of our product candidate development activities and preclinical studies and clinical trials, risks related to our ability to demonstrate sufficient evidence of safety, efficacy and tolerability in our preclinical studies and clinical trials of rese-cel and MuSK-CAART, the risk that the results observed with the similarly-designed construct, including, but not limited to, due to dosing regimen, are not indicative of the results we seek to achieve with rese-cel, the risk that signs of biologic activity or persistence may not inform long-term results, the risk that persistence observed with effective CD19-CAR T oncology studies in combination with lymphodepletion is not indicative of, or applicable to, clinical responses in patients with mPV, risks related to clinical trial site activation or enrollment rates that are lower than expected, our ability to demonstrate sufficient evidence of safety, efficacy and tolerability in its preclinical studies and clinical trials of rese-cel; risks that modifications to trial design or approach may not have the intended benefits and that the trial design may need to be further modified; our ability to protect and maintain our intellectual property position, risks related to our relationships with third parties, uncertainties related to regulatory agencies’ evaluation of regulatory filings and other information related to our product candidates, our ability to retain and recognize the intended incentives conferred by any Orphan Drug Designations and Fast Track Designations, risks related to regulatory filings and potential clearance, the risk that any one or more of our product candidates will not be successfully developed and commercialized, the risk that the results of preclinical studies or clinical studies will not be predictive of future results in connection with future studies, and risks related to volatile market and economic conditions and public health crises. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. Although we believe the expectations reflected in such forward-looking statements are reasonable, we can give no assurance that such expectations will prove to be correct. Accordingly, you are cautioned not to place undue reliance on these forward-looking statements. No representations or warranties (expressed or implied) are made about the accuracy of any such forward-looking statements. For a discussion of these and other risks and uncertainties, and other important factors, any of which could cause our actual results to differ materially from those contained in the forward-looking statements, see the section entitled “Risk Factors” in our most recent annual report on Form 10-K, as well as discussions of potential risks, uncertainties, and other important factors in our other and subsequent filings with the Securities and Exchange Commission. Certain information contained in this Presentation relates to or is based on studies, publications, surveys and other data obtained from third-party sources and the Company’s own internal estimates and research. While the Company believes these third-party sources to be reliable as of the date of this Presentation, it has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. The Company is the owner of various trademarks, trade names and service marks. Certain other trademarks, trade names and service marks appearing in this Presentation are the property of third parties. Solely for convenience, the trademarks and trade names in this Presentation are referred to without the ® and TM symbols, but such references should not be construed as any indicator that their respective owners will not assert, to the fullest extent under applicable law, their rights thereto.

Develop and launch the first curative targeted cellular therapies for patients with autoimmune diseases

# 2025: Realizing our vision by defining an efficient path to approval

Planning to leverage increasing clinical data and unique development program for rese-cel (resecabtagene autoleucel; CABA-201)

## Compelling clinical efficacy with favorable safety profile & rapidly growing enrollment

- **Compelling clinical efficacy** data in active, refractory autoimmune patients[1]
- **Favorable safety profile** in first 10 patients dosed, 90% experienced either no CRS or grade 1 (fever) CRS and 90% experienced no ICANS
- **Immunosuppressant-free outcomes** observed with patients discontinuing all immunosuppressants from rese-cel infusion through follow up period[1]

## Unique development strategy designed to accelerate time to approval and launch

- **Multiple disease-specific cohorts** with a common design allow for a potentially accelerated path to approval with broad evaluation of autoimmune indications
- **One weight-based dose** administered as a **single infusion**; dose supported by clinical & translational data[1]
- **Industry-leading clinical network** with 44 active clinical sites and growing in the US and Europe[2]

## Multiple near-term catalysts including clarity on potential path to approval

- **Plan to meet with FDA to align on registrational trial design in 1H25**
- **Enroll and complete dosing** in multiple disease-specific cohorts in 2025
- **Present clinical data** on rese-cel at medical meetings throughout 2025, including data evaluating rese-cel without preconditioning

**Patients are seeking a drug-free, symptom-free life which is rarely achieved despite current therapies; physicians also prioritize prevention of end-organ damage[3]**

1. Abstract 1733: Safety and efficacy of CABA-201, a fully human, autologous 4-1BB anti-CD19 CAR T cell therapy in patients with immune-mediated necrotizing myopathy and systemic lupus erythematosus from the RESET-Myositis™ and RESET-SLE™ clinical trials. ACR Convergence 2024.
2. Clinicaltrials.gov as of December 31, 2024
3. Golder, et al. Lupus. 2018;27(3): 501-506

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# Innovative clinical strategy with potential for accelerated regulatory path

## RESET clinical program has disease-specific cohorts designed to evolve directly into registrational studies

| Program[1] | Trial | Preclinical | Phase 1/2 | Pivotal |
|---|---|---|---|---|
| **Rese-cel (CABA-201)** *4-1BB CD19-CAR T* | **RESET-Myositis™** | *Dermatomyositis* | | |
| | | *Antisynthetase syndrome* | | |
| | | *Immune-mediated necrotizing myopathy* | | |
| | | *Juvenile Myositis* | | |
| | **RESET-SLE™** | *Lupus Nephritis* | | |
| | | *Non-Renal SLE* | | |
| | **RESET-SSc™** | *Skin + Organ Cohort* | | |
| | | *Skin Cohort* | | |
| | **RESET-MG™** | *AChR-Ab pos. gMG* | | |
| | | *AChR-Ab neg. gMG* | | |
| | **RESET-MS™** | *Relapsing MS* | | |
| | | *Progressive MS* | | |
| | **RESET-PV™** | *Mucocutaneous & mucosal pemphigus vulgaris* | | |

- *Rheumatology*
- *Neurology*
- *Dermatology*
- *Contains cohort(s) without preconditioning*
- *Pediatric Indication*

RESET™ – REstoring SElf-Tolerance; Ab – Antibody; AChR – Acetylcholine receptor; gMG – Generalized myasthenia gravis; MS – Multiple sclerosis; SLE – Systemic lupus erythematosus

1. Additional pipeline candidate includes MuSK-CAART for MuSK-Ab positive MG, currently being evaluated in a Phase 1 trial.

● FDA Fast Track Designation received in dermatomyositis, SLE and lupus nephritis, systemic sclerosis, mucosal pemphigus vulgaris, MuSK-Ab positive MG, and multiple sclerosis.

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Chimeric Antigen Receptor T Cells for Autoimmunity (rese-cel) 6

# Rese-cel: CD19-CAR T specifically designed for autoimmunity

Cabaletta rese-cel binder with similar *in vitro* & *in vivo* activity to construct used in academic studies[1,3]



Fully human anti-CD19 binder
4-1BB costimulatory domain
CD3-ζ signaling domain
Rese-cel[4]

**Rese-cel product design & clinical / translational data**

- **4-1BB costimulatory domain with fully human binder**
  - Binder with similar affinity & biologic activity to academic FMC63 binder while binding to the same epitopes[1,2]
- **Same weight-based dose as in academic studies**
  - Potential to provide immune reset based on initial clinical and translational data[5]
- **Initial patients treated with rese-cel have shown compelling clinical responses with safety data that supports autoimmune development[6]**

1. Peng, Binghao J, et al. "Preclinical specificity and activity of CABA-201, a fully human 4-1BB containing CD19 CAR T therapy for treatment-resistant autoimmune disease." Poster presented at: American Society Gene and Cell Therapy 26th Annual Meeting; 2023 May 19; Los Angeles, CA.
2. Dai, Zhenyu, et al. "Development and functional characterization of novel fully human anti-CD19 chimeric antigen receptors for T-cell therapy." Journal of Cellular Physiology 236.8 (2021): 5832-5847.
3. Müller, Fabian, et al. "CD19 CAR T-Cell Therapy in Autoimmune Disease—A Case Series with Follow-up." New England Journal of Medicine 390.8 (2024): 687-700.
4. Transmembrane domain in rese-cel is CD8α vs. TNFRSF19 (Troy) utilized in the academic construct. The two transmembrane domains have not been shown to have a significant difference in function or IFN-γ production in preclinical studies. The CD8α transmembrane domain is employed in tisagenlecleucel.
5. Volkov, Jenell, et al. "Case study of CD19 CAR T therapy in a subject with immune-mediate necrotizing myopathy treated in the RESET-Myositis phase I/II trial." Molecular Therapy 32.11 (2024): 3821-3828.
6. Abstract 1733: Safety and Efficacy of CABA-201, a Fully Human, Autologous 4-1BB Anti-CD19 CAR T Cell Therapy in Patients with Immune-Mediated Necrotizing Myopathy and Systemic Lupus Erythematosus from the RESET-Myositis™ and RESET-SLE™ Clinical Trials. ACR 2024.

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# RESET™ program addressing several autoimmune markets

Broad portfolio with six RESET trials designed to address high unmet need and realize the potential of rese-cel

| Phase 1/2 Trials | | | | | No Flu/Cy |
|---|---|---|---|---|---|
| **Myositis** | **SLE** | **SSc** | **gMG** | **MS** | **PV** |
| ♀>♂ | ♀>♂ | ♀>♂ | ♀>♂ | ♀>♂ | |
| Typical onset middle age<br>Only FDA-approved therapy is IVIg in DM<br>High mortality due to lung & cardiac involvement | Affects young women & people of color<br>~40% with lupus nephritis, which carries ~25% risk of death or ESRD within 10y | Middle age onset common<br>Progressive skin & organ fibrosis with lung, cardiac, renal damage<br>Average survival of 12y | Bimodal age of onset<br>Profound weakness that can be disabling<br>Risk for myasthenic crises, with respiratory failure | Chronic inflammation, axon loss, cognitive impairment, and irreversible neurologic damage | Pure autoantibody & B-cell mediated autoimmune disease<br>Characterized by painful blisters & erosions |
| *U.S. Prevalence* | | | | | |
| ~68k | ~160-320k | ~88k | ~55k | ~750k | ~13k |
| *EU Prevalence* | | | | | |
| ~85k | ~150k | ~60k | ~100k | ~550k | ~21k |

*Rheum* *Neuro* *Derm*

SLE – Systemic lupus erythematosus; DM – Dermatomyositis; SSc – Systemic sclerosis; gMG – Generalized myasthenia gravis; MS – multiple sclerosis; ESRD – End-stage renal disease; PV – pemphigus vulgaris

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Industry-leading clinical site footprint across RESE program1 +1 SLE site in Europe SLE sites Myositis sites Juvenile myositis sites SSc sites MG sites PV sites 21 patients enrolled2 across the RESETTM studies, with 44 actively recruiting clinical sites in the US & Europe 1. Data per clinicaltrials.gov as of December 31, 2024, as compared to companies with actively recruiting U.S. clinical sites for autoimmune cell therapy trials under company-sponsored INDs. 2. As of December 31, 2024. 9

Rese-cel Clinical & Translational Data (Based on Presentation at ACR Convergence 2024) 10

# Key inclusion and exclusion criteria in RESET™ clinical program

## Designed to evaluate the safety and tolerability of rese-cel in subjects with active, refractory disease

### Key inclusion criteria[1–3]

Evidence of active disease despite prior or current treatment with standard of care

| RESET-Myositis™ | RESET-SLE™ | RESET-SSc™ |
|---|---|---|
| • Age ≥18 and ≤75 with a diagnosis of IIM (ASyS, DM, or IMNM)<br>• Presence of at least one myositis antibody<br>• **JIIM**: Age ≥6 and ≤17 with presence of at least one MSA or MAA | • Age ≥18 and ≤65 with an SLE diagnosis<br>• Positive ANA or anti-dsDNA at screening<br>• **SLE (non-renal)**: active, moderate to severe SLE, SLEDAI-2K ≥8; pure class V LN patients eligible for this cohort<br>• **LN**: active, biopsy-proven LN class III or IV (± class V) | • Age ≥18 and ≤70 with a limited or diffuse SSc diagnosis<br>• Evidence of significant skin, pulmonary, renal, or cardiac involvement |

### Key exclusion criteria[1–3]

B cell-depleting agent within prior 3-6 months; Previous CAR T therapy and/or HSCT

| RESET-Myositis™ | RESET-SLE™ | RESET-SSc™ |
|---|---|---|
| • Cancer-associated myositis<br>• Significant lung or cardiac impairment | • Presence of kidney disease other than LN<br>• Current symptoms of severe, progressive, or uncontrolled pulmonary or cardiac disease | • Severe lung or cardiac impairment |

**Anticipate enrolling and completing dosing in multiple disease-specific cohorts in 2025; similarly designed RESET-MG™ Phase 1/2 trial enrolling**

ASyS, antisynthetase syndrome; CAR, chimeric antigen receptor; DM, dermatomyositis; HSCT, hematopoietic stem cell transplantation; IIM, idiopathic inflammatory myopathy; JIIM, juvenile idiopathic inflammatory myopathy; LN, lupus nephritis; MAA, myositis-associated antibody; SLEDAI-2k, SLE disease activity index 2000; SSc, systemic sclerosis.

1. ClinicalTrials.gov. Available at: www.clinicaltrials.gov/study/NCT06121297 (accessed October 2024).
2. ClinicalTrials.gov. Available at: www.clinicaltrials.gov/study/NCT06328777 (accessed October 2024).
3. ClinicalTrials.gov. Available at: www.clinicaltrials.gov/study/NCT06154252 (accessed October 2024).

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# Baseline characteristics of first 8 patients in the RESET™ program

## All patients had active, refractory disease and most had failed B cell-targeting therapies

| | RESET-Myositis™ | | | RESET-SLE™ | | | | RESET-SSc™ |
|---|---|---|---|---|---|---|---|---|
| **Patient / Cohort** | **IMNM-1** | **IMNM-2** | **DM-1** | **SLE-1†** Class V LN | **SLE-2** | **SLE-3** | **LN-1** | **SSc-Skin-1** (severe skin cohort) |
| **Age, sex** | 33 M | 60 M | 57 M | 26 M | 36 F | 44 F | 24 F | 66 F |
| **Disease duration** | ~2 years | ~4 years | ~4 years | ~6 years | ~17 years | ~9 years | ~2 years | ~2 years |
| **Autoantibodies** | SRP | HMGCR | SAE | dsDNA | dsDNA | dsDNA | dsDNA | RNA P III |
| **Baseline Disease activity*** | **MMT-8** | | | **SLEDAI-2K** | | | | **mRSS** |
| | 130 | 126 | 131 | 26 | 10 | 8 | 22 | 42 |
| | **CK (U/L)** | | | **UPCR (mg/mg)** | | | | |
| | 617 | 4725 | 94 | 1.08† | n/a | n/a | 7.22 | |
| **Therapies at Screening** | GC, MTX | GC, IVIG | GC, MMF, HCQ | GC, MMF, HCQ | GC, AZA, HCQ | HCQ, MMF, BEL | GC, ANI, VOC, MMF, HCQ | MMF |
| **Other prior therapies** | RTX, IVIG | RTX, MMF, MTX | IVIG | CYC, BEL, VOC, TAC | MSC, RTX, ANI, BEL, ADA, MTX | GC, MTX | BEL, LEF | HCQ |
| **GC dose at Screening (mg/day)** | 5 | 5 | 20 | 10 | 7 | n/a | 20 | n/a |

*Baseline disease activity = activity before pre-conditioning. † SLE-1 had class V LN; inclusion criteria for LN cohort requires class III/IV LN.
ADA, adalimumab; ANI, anifrolumab; AZA, azathioprine; BEL, belimumab; CK, creatinine kinase; dsDNA, double-stranded DNA; GC, glucocorticoid; HCQ, hydroxychloroquine; HMGCR, 3-hydroxy-3-methylglutaryl-coenzyme A reductase; IVIG, intravenous immunoglobulin; LEF, leflunomide; MMF, mycophenolate mofetil; MMT-8, manual muscle testing 8; mRSS, modified Rodnan skin score; MSC, mesenchymal stem cell; MTX, methotrexate; RNA P III, RNA polymerase III; RTX, rituximab; SAE, small ubiquitin-like modifier activating enzyme; SRP, signal recognition particle; TAC, tacrolimus; U/L, units per liter; UPCR, urinary protein-to-creatinine ratio; VOC, voclosporin.
Cabaletta Bio: Data on file.

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# Consistent and deep B cell depletion by Day 22[1]

## In patients with >3-month follow-up, B cell repopulation with naïve cells started as early as 8 weeks

**1st 30 days: B cell depletion & rese-cel expansion**


B cells/µL Blood
80
60
40
20
0
*
-10
0
10
20
30
CABA-201 cells/µL Blood
$10^2$
$10^1$
$10^0$
0
Days post infusion
SLE-1
SLE-2
LN-1
DM-1
IMNM-1
IMNM-2
SSc-Skin-1

**1st 150 days: B cell depletion / repopulation & rese-cel expansion**


B cells/µL Blood
80
60
40
20
0
*
0
50
100
150
CABA-201 cells/µL Blood
$10^2$
$10^1$
$10^0$
0
Days post infusion
SLE-1
SLE-2
LN-1
DM-1
IMNM-1
IMNM-2
SSc-Skin-1

**Rese-cel exhibited a PK/PD profile with peak expansion between Day 8 and 15 as expected, with a later 2nd peak for the first LN patient, suggestive of a possible occult infection[1]**

PK, pharmacokinetic; PD, pharmacodynamic
* Pre-infusion B-cell levels were measured at pre-preconditioning for all subjects other than IMNM-2 where apheresis was used
1. Nunez et al. Correlative Studies of CABA-201 from the RESET-Myositis™ and RESET-SLE™ Clinical Trials. Presented at ACR Convergence 2024. Abstract 0324

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# Incidence and severity of adverse events in the first 8 patients*

| | RESET-Myositis™ | | | RESET-SLE™ | | | | RESET-SSc™ |
|---|---|---|---|---|---|---|---|---|
| **Cohort** | **IMNM** | | **DM** | **Non-renal SLE** | | | **LN** | **SSc – Severe Skin** |
| **Patient** | **IMNM-1** | **IMNM-2** | **DM-1** | **SLE-1** | **SLE-2** | **SLE-3** | **LN-1**** | **SSc-Skin-1** |
| CRS† | None | None | None | None | Grade 1 | None | Grade 1 | Grade 2 |
| ICANS† | None | None | None | None | None | None | Grade 4* | None |
| Serious infections‡ | None | None | None | None | None | None | None | None |
| Hypogammaglobulinemia | None | None | None | None | None | None | Grade 2 | None |
| Related SAEs (Grade)§ (excluding CRS and ICANS) | None | None | None | None | None | None | Fever (1) Pancytopenia¶ (4) | None |

***Prior to infusion[1], LN-1 patient experienced acute, febrile inflammatory events & highly elevated pro-inflammatory cytokines that continued after treatment, suggesting a possible occult infection; supportive data from TCR clonal sequencing[2]. ICANS event resolved completely with standard therapies.*

*As of Nov 1, 2024; Primary endpoint is incidence and severity of Adverse Events through Day 29. †Graded per ASTCT Consensus Grading Criteria. Of these patients, only DM-1, SLE-2, SLE-3, and SSc-Skin-1 received medication for seizure prophylaxis. Tocilizumab was not administered for any cases of CRS. ‡Coded in System Organ Class of Infections and Infestations and meets seriousness criteria. §As assessed per FDA guidelines.

¶Consistent with "Prolonged Cytopenias," which is a labeled warning and precaution for approved oncology CAR T products.

1. MIP-1β, IL-27
2. Nunez et al. Correlative Studies of CABA-201 from the RESET-Myositis™ and RESET-SLE™ Clinical Trials. Presented at ACR Convergence 2024. Abstract 0324

CRS, cytokine release syndrome; ICANS, immune effector cell-associated neurotoxicity syndrome; PE, pulmonary embolism; SAE, serious adverse event
Cabaletta Bio: Data on file.

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RESET-Myositis : Efficacy data following rese-cel infusion 1st known adult DM pati ed with CAR T demonstrated compelling early response off immunosuppressants‡ DM patient demonstrated a major TIS response at Day 29 & Disease activity & improvement measures st 1 IMNM patient showed a moderate TIS response at Week 24 5000 CK (N=3) 100 TIS (N=3) Discontinued all (U/L) 4000 90 immunosuppressants 3000 80 Major CK 70 2000 1000 60 0 TIS 50 Moderate Baseline Day 29 Week 8 Week 12 Week 16 Week 20 Week 24 40 MMT-8 (N=3) 30 Normal strength Minimal 150 20 8 140 10—None MMT 130 0 120 110 Baseline Day 29 Week 8 Week 12 Week 16 Week 20 Week 24 IMNM-1 IMNM-2 Discontinued: MTX IVIG MMF, HCQ IMNM-1 IMNM-2 DM-1 Initial clinical responses in IMNM are consistent with published data1; response kinetics seem to differ among myositis subtypes ‡ As of Nov 1, 2024 15 Cabaletta Bio: Data on file. 1. Schett, G. ‘CAR-T Cell Therapy: “The Future is Now.”’ 5th Global Conference on Myositis. iMyoS. Pittsburgh, PA.

RESET-SL : Efficacy data in SLE following Rese-cel infusion All 3 SLE patients onstrated clinical responses off immunosuppressants; first patient completed steroid taper‡ SLE-1 (Class V LN) SLE-2 SLE-3 30 30 30 26 25 25 25 20 20 20 Discontinued Discontinued Discontinued 2K GC, MMF, HCQ 2K AZA, HCQ 2K HCQ, MMF, BEL — 15—15 SLEDAI SLEDAI 15 SLEDAI 10 10 8 10 10 8 dsDNA 5 Low complement 5 4 5 2 Proteinuria dsDNA (Class V LN) Low complement 0 0 0 Baseline Week 24 Baseline Day 29 Baseline Day 29 Clinical Criteria Laboratory Criteria Increased Vasculitis Pleurisy Rash DNA binding Proteinuria Pyuria Arthritis Alopecia Low complement Hematuria Leukopenia No clinical symptoms on SLEDAI-2K through latest follow up, including SLE-1 with isolated Class V LN (non-renal cohort) with persistent proteinuria as expected ‡ As of Nov 1, 2024 SLEDAI-2k, SLE disease activity index 2000. 16 Cabaletta Bio: Data on file.

RESET-SL : Outcomes in first LN following rese-cel infusion LN-1 demonstrat ed improvement of proteinuria off all immunosuppressants, continuing steroid taper‡ UPCR decreased from 7.22 to 0.63 mg/mg at Week 16 1st LN patient SLEDAI reduced by 14 points at Week 16 Discontinued all Proteinuria SLEDAI-2K immunosuppressants 30 8 7 7.22 25 22 6 dsDNA Discontinued 5 20 Complement ANI, VOC, MMF, HCQ 4 2K Rash at Baseline (mg/mg)— 15 Pyuria 3 2 UPCR SLEDAI 10 Proteinuria 8 1 0.63 Alopecia Hematuria 0 5 Rash Arthritis Proteinuria 0 Baseline Week 16 LN-1 LN-1 proteinuria markedly improved by Week 8 with alopecia/rash as the remaining clinical manifestations at Week 16 after discontinuing all immunosuppressants & continuing prednisone taper ‡ As of Nov 1, 2024 SLEDAI-2k, SLE disease activity index 2000; UPCR, urinary protein-to-creatinine ratio. 17 Cabaletta Bio: Data on file.

# Emerging efficacy data 42 days post infusion in first SSc patient

## Early disease improvements in face and hands after discontinuation of disease-specific medication

**Baseline mRSS score by body area[1]**


0 None
1 Mild
2 Moderate
3 Severe

**Overall mRSS score[1]**

| | Baseline | Day 22 | Day 42 |
|---|---|---|---|
| mRSS | 42 | 38 | 36 |

- Modified Rodnan Skin Score (mRSS): a measure of skin thickness in SSc across 17 body areas, with a maximum score of 51[1]
- Used as an outcome measure in SSc clinical trials as a surrogate for disease activity, severity and mortality[1]

**Day 42 mRSS score by body area[1]**


0 None
1 Mild
2 Moderate
3 Severe

**Early clinical data in SSc-Skin-1 indicate potential emergence of a drug-free clinical response‡**

‡ As of Nov 1, 2024 patient is not taking immunosuppressants or steroids
Cabaletta Bio: Data on file. 1. Khanna D, et al. J Scleroderma Relat Disord. 2017;2(1):11–18.

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# Achieving 'immune system reset' may predict long-term durability

Autologous CAR T is the only modality to date that has facilitated an immune system reset in autoimmune patients


CAR T &
B cell levels[1]
CD19-CAR T Cells
Following treatment with autologous CD19-CAR T, 6 pts with 12+ mo. of drug-free remission, as reported by Erlangen group[2]
Healthy B cells
Autoreactive B cells
Naïve B cells
Infusion
1 mo.
3 mo.
6 mo.
12+ mo.


B cell maturation process[3]
Memory B cell
Pre-plasma/ plasma cell
B cell precursors
Pre-B cell
Mature BCR
Naïve B cell
Early Naïve (Transitional) B cell
Periphery
Bone marrow

## How to detect a true immune system reset[4]

1) ***Naïve B cell repopulation*** *documented by flow cytometry and longitudinal sequencing of BCR*

\+ / -

2) ***Deep transient B cell depletion*** *in all tissues with lymph node biopsy confirming depletion*

1. Illustrative graphic, adapted from Taubmann, J., et al. "OP0141 Long Term Safety and Efficacy Of CAR-T Cell Treatment in Refractory SLE-Data from the First Seven Patients." (2023): 93-94.
2. Müller, Fabian, et al. "CD19 CAR T-Cell Therapy in Autoimmune Disease—A Case Series with Follow-up." New England Journal of Medicine 390.8 (2024): 687-700.
3. Image adapted from Cambier JC, et al. *Nat Rev Immunol.* 2007;7(8):633-643.
4. Proposed mechanism for immune reset based on Cabaletta knowledge and assessment in the field

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Rese-cel Product/Process Innovations & Indication Expansion

Securing & expanding our leadership in autoimmune cell therapy Several innovations to prioritize patient experience, expand access and address scale in autoimmune disease Product/Process Innovations in development Evaluating rese-cel in PV without preconditioning Both published data and experience with legacy CAART platform suggest that preconditioning may not be necessary in autoimmune patients1,2 As a well-defined autoantibody-mediated disease, PV is a potentially ideal evaluation setting Expected to present clinical data from the RESET-PV trial in 2025 Advancing whole blood program to remove the burden of apheresis3 Minimizing the requirement for inpatient stay IND application cleared for RESET-MS trial in patients with multiple sclerosis (MS) RESET-MS is a Phase 1/2 dose-escalation study in relapsing MS and progressive MS FDA has granted Fast Track Designation to rese-cel for the treatment of relapsing MS and progressive MS 1. Cohen, Adam D., et al. “B cell maturation antigen–specific CAR T cells are clinically active in multiple myeloma.” The Journal of Clinical Investigation 129.6 (2019). 2. Poster P0744: Clinical and translational findings following MuSK-CAART infusion without preconditioning in patients with Myasthenia Gravis (MuSCAARTesTM trial). ESGCT 2024. 21 3. Abstract 1372: Autologous CD19 CART Manufacturing from Whole Blood Collection for the Treatment of Autoimmune Disease. ASGCT 2024.

Manufacturing strategy – securing reliable supply then innovating Staged approach allows for efficient allocation of capital while leveraging experienced partners Clinical & Commercial Supply: Innovative Manufacturing: Penn, CDMOs & CABA Process Scale-Up & Reduced COGs • Penn has reliably provided timely product for years • Expanded partnerships for automated manufacturing • WuXi partnership provides additional rese-cel supply • Advancing paths to commercial-ready manufacturing: • Continuous focus on address scale: Expansion of CDMO partnerships for pivotal supply • Further closing and automating our commercial process • Advancing Cellares technology assessment program Partnered wit ier for vector • Evaluating whole blood process to eliminate apheresis • Future consi operated facility • Opportunity for strategic partnership(s) 22

Corporate Summary

# Cabaletta Bio leadership

Track record of operational success evaluating & developing novel cell therapy candidates in autoimmunity

## LEADERSHIP TEAM



**Steven Nichtberger, M.D.**
President, CEO & Chairman
MERCK, tengion, Penn



**Samik Basu, M.D.**
Chief Scientific Officer
Adaptimmune, MERCK



**Gwendolyn Binder, Ph.D.**
President, Science & Technology
Adaptimmune, Penn



**David J. Chang, M.D., M.P.H., FACR**
Chief Medical Officer
AstraZeneca, gsk, Penn



**Arun Das, M.D.**
Chief Business Officer
Goldman Sachs, Penn, Children's Hospital of Philadelphia



**Michael Gerard**
General Counsel
SANDOZ, Spark



**Heather Harte-Hall**
Chief Compliance Officer
Adaptimmune, Pfizer



**Anup Marda**
Chief Financial Officer
Bristol Myers Squibb



**Nicolette Sherman**
Chief HR Officer
sanofi, OYSTER POINT



**Gerwin Winter**
Head of International
BeiGene, PORTOLA, Bristol Myers Squibb



**Sarah Yuan**
Chief Technology Officer
Bristol Myers Squibb, Biogen, bluebirdbio

## SCIENTIFIC ADVISORY BOARD

**Aimee Payne, M.D., Ph.D.**
Co-Founder and Co-Chair

**Brian Daniels, M.D.**

**Carl June, M.D.**

**Iain McInnes, Ph.D., FRCP, FRSE, FMedSci**

**Michael C. Milone, M.D., Ph.D.**
Co-Founder and Co-Chair

**Georg Schett, M.D.**

**Jay Siegel, M.D.**

**Drew Weissman, M.D., Ph.D.**

FORTUNE BEST WORKPLACES

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Cabaletta’s Anticipated Key Milestones for 2025 1H25 2025 2025 2025 Plan to meet with Present clinical data Enroll and complete Present additional FDA to align on evaluating rese-cel dosing in multiple clinical & translational registrational trial without preconditioning disease-specific data on rese-cel at designs for rese-cel from the RESET-PVTM cohorts from the medical or scientific trial RESETTM clinical meetings development program 25

Corporate Presentation JANUARY 2025 © 2025 Cabaletta Bio. All rights reserved.